SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 16, 2006 (March 10, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2006, the U.S. District Court in Houston, Texas entered an Order granting a joint motion to amend the previously reported Stipulation and Agreement of Settlement dated May 2, 2005 associated with the shareholder class action litigation brought against Dynegy Inc. (“Dynegy”), Dynegy Holdings Inc., a wholly-owned subsidiary of Dynegy (“DHI”), and other defendants named therein, by the Regents of the University of California (the “Lead Plaintiff”). Pursuant to the Order, and as agreed by all parties to the Stipulation and Agreement of Settlement, one candidate, rather than two, from the list of five proposed by the Lead Plaintiff will be included as a director nominee in Dynegy’s 2006 proxy statement, as part of management’s slate, and will be recommended by management for election to Dynegy’s board of directors (the “Board”) at the company’s 2006 annual meeting of shareholders.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 16, 2006, Dynegy’s Board of Directors took action to formally nominate the following persons to serve as directors, subject to and commencing with election by the shareholders at Dynegy’s 2006 annual meeting of shareholders currently scheduled for May 17, 2006:

Class A Directors

David W. Biegler

Thomas D. Clark, Jr.

Victor E. Grijalva

Patricia A. Hammick

George L. Mazanec

Robert C. Oelkers

William L. Trubeck

Bruce A. Williamson

Class B Directors

Rebecca B. Roberts

Howard B. Sheppard

In connection with these nominations, the Board recognized that Charles E. Bayless, Barry J. Galt, Joe J. Stewart and Linda Walker Bynoe, who currently serve as Class A directors of Dynegy, will retire from Dynegy’s Board at the conclusion of the 2006 annual meeting of shareholders. Victor E. Grijalva, one of the director candidates identified by the Lead Plaintiff, was nominated to succeed Mr. Bayless as a Class A director. The Board did not take action to nominate successors for Messrs. Galt and Stewart or Ms. Bynoe. Accordingly, at the conclusion of the 2006 annual meeting, and subject to shareholder approval of a proposed amendment to Dynegy’s articles of incorporation to remove the provision specifying a minimum and maximum number of directors, the Board intends to take the necessary action to reduce the size of the Board to ten directors. Additional information regarding the director nominees and the proposed amendment to the articles of incorporation will be set forth in Dynegy’s proxy statement to be filed with the Securities and Exchange Commission and mailed to shareholders in connection with the 2006 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 16, 2006	By:	/s/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Secretary

DYNEGY HOLDINGS INC.
(Registrant)

Dated: March 16, 2006	By:	/s/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Secretary